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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 16, 2002


                                 MORGAN STANLEY
             (Exact name of registrant as specified in its charter)


    Delaware                           1-11758               36-3145972

    (State or other jurisdiction       (Commission          (IRS Employer
    of incorporation)                  File Number)         Identification No.)


                     1585 Broadway, New York, New York 10036
           (Address of principal executive offices including zip code)


       Registrant's telephone number, including area code: (212) 761-4000


                                 Not Applicable
          (Former name or former address, if changed since last report)


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


Item 7(c).  Exhibits

8-c Tax Opinion of Davis Polk & Wardwell, dated December 16, 2002, relating to the registrant's Senior Variable Rate Renewable Notes, EXtendible Liquidity Securities(SM) (EXLs(R)), with a Final Maturity date of August 15, 2005, as described in Pricing Supplement No. 25 dated December 11, 2002 to the Prospectus Supplement dated June
            11, 2002 and the Prospectus dated June 11, 2002 related to Registration Statement No. 333-83616.



































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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    MORGAN STANLEY
                                                    Registrant



                                                          /s/ Martin M. Cohen
                                                    ----------------------------
                                                    Name:  Martin M. Cohen
                                                    Title: Assistant Secretary


Date: December 16, 2002
























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


                                Index to Exhibits


Exhibit No.                    Description
-----------                    -----------


8-c Tax Opinion of Davis Polk & Wardwell, dated December 16, 2002, relating to the registrant's Senior Variable Rate Renewable Notes, EXtendible Liquidity Securities(SM) (EXLs(R)), with a Final Maturity date of August 15, 2005, as described in Pricing Supplement No. 25 dated December 11, 2002 to the Prospectus Supplement dated June
            11, 2002 and the Prospectus dated June 11, 2002 related to Registration Statement No. 333-83616.




































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